Exhibit 10.1

Record and Return to:

Eugene R. Boffa, Esq.

Schumann Hanlon LLC

Harborside Plaza 10, Suite 1201

3 Second Street

Jersey City, NJ 07311

MORTGAGE AND SECURITY AGREEMENT

THIS MORTGAGE AND SECURITY AGREEMENT (“Mortgage”) is made this 12 day of May, 2017, by Hemispherx Biopharma, Inc., (“Mortgagor”), whose address is One Penn Center, 1617 JFK Boulevard St. 500, Philadelphia, PA 19103, in favor of SW PARTNERS LLC, a Florida limited liability company (“Mortgagee”), whose address is at 2700 North Military Trail, Suite 225, Boca Raton, FL 33431.

W I T N E S S E T H:

In consideration of the indebtedness hereinafter referred to, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Mortgagor does hereby mortgage, grant, bargain, sell, assign and convey unto Mortgagee, with the power of sale and right of entry and possession, all of Mortgagor’s estate, right, title and interest in, to and under, and grants to Mortgagee a security interest in, all of the following described property (“Mortgaged Property”) now owned or held or hereafter acquired by Mortgagor:

(i)       All of the land described in Exhibit “A” annexed hereto and incorporated herein by this reference (“Land”), including all of the rights, privileges and appurtenances thereunto belonging, and all of the estate, right, title and interest of Mortgagor therein or thereto, either in law or in equity, now or hereafter acquired, and in and to all streets, roads and public places, opened or proposed, in front of or adjoining the said Land, and all easements and rights-of-way, public or private, now or hereafter used in connection with the Land (collectively, the “Realty”);

(ii)       All buildings, structures and improvements of every nature whatsoever now or hereafter situated on the Land. All fixtures, machinery, appliances, equipment, furniture, inventory and personal property of every nature whatsoever now or hereafter owned by Mortgagor and located in or on, or attached to, or used or intended to be used in connection with or with the operation of, the Realty, buildings, structures or other improvements, or in connection with any construction being conducted or which may be conducted thereon, and owned by Mortgagor, including all extensions, additions, improvements, betterments, renewals, substitutions, and replacements to any of the foregoing and all of the right, title and interest of Mortgagor in and to any such personal property or fixtures together with the benefit of any deposits or payments now or hereafter made on such personal property or fixtures by Mortgagor or on its behalf (“Improvements”);

(iii)       If applicable, all leases and other agreements, including, without limitation, insurance contracts pertaining to the ownership, occupancy, use, possession or enjoyment of all or any part of the Mortgaged Property, now or hereafter entered into, and any modification, renewal or extension thereof, and all guaranties of the lessees’, tenants’ or occupants’ obligations thereunder, including, without limitation, deposits of cash or securities (collectively, the “Leases”), and all of the rents, royalties, issues, profits, revenue, income, unearned insurance premiums and other benefits hereafter accruing under any Lease or otherwise arising from the ownership, occupancy, use, possession or enjoyment of all or any part of the Mortgaged Property (collectively, the “Rents and Profits”);

(iv)       All proceeds and products of every kind and description of the conversion, voluntary or involuntary, of any of the foregoing into cash, noncash or liquidated claims, including, without limitation, proceeds of insurance and condemnation awards;

(v)       All of Mortgagor’s rights further to encumber said Mortgaged Property for debt.

TO HAVE AND TO HOLD the Mortgaged Property unto Mortgagee, its successors and assigns, forever, for the purpose of securing unto Mortgagee:

(a)       The payment of the maximum principal sum of FOUR MILLION AND NO/100 DOLLARS ($4,000,000.00) and interest thereon, as provided in that certain Promissory Note made by Mortgagor to Mortgagee of even date herewith, and any modification, renewal or extension thereof (“Note”); and the payment of the principal sum, with interest thereon, of any future advances made to Mortgagor by Mortgagee pursuant to the provisions of Paragraph 28 hereof;

(b)       The performance and observance of, and compliance with, each and every obligation, covenant, warranty, agreement, term, provision and condition contained in the Note and this Mortgage and in all other Loan Documents (as hereinafter defined); and

(c)       The payment of all other sums incurred or advanced by Mortgagee or otherwise becoming due and payable under the provisions of the Note, this Mortgage or any Loan Document, and interest thereon; and

(d)       the payment or performance, as the case may be, of all obligations of Mortgagor pursuant to any interest rate hedge or exchange agreement (including, but not necessarily limited to, any ISDA Master Agreement and any other swap agreements as defined in 11 U.S.C. §101) heretofore or hereafter executed by Mortgagor and Mortgagee, together with any related schedules and confirmations; and

(e)       the repayment of all reimbursement obligations due or that may become due under or in connection with any present or future letters of credit issued by Mortgagee for the account of Mortgagor.

THIS IS A FIRST MORTGAGE GIVEN TO SECURE ANY PRESENT AND FUTURE OBLIGATIONS OF MORTGAGOR.

Mortgagor further covenants and agrees with Mortgagee as follows:

2.       Wherever used in this Mortgage, unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, the word “Mortgagor” shall mean Mortgagor and/or any subsequent owner or owners of the Mortgaged Property; the word “Mortgagee” shall mean Mortgagee or any subsequent holder or holders of this Mortgage; the word “Note” shall mean the note described in paragraph (a) above of even date herewith secured by this Mortgage, and any additional notes hereafter to be issued and secured by this Mortgage pursuant to the future advance provisions hereof and any renewal or modification of any of the foregoing”; the word “Obligor” shall include Mortgagor, any guarantor of indebtedness secured hereby and any other person directly or indirectly liable to Mortgagee for any indebtedness secured hereby; the word “person” shall mean an individual, corporation, partnership, limited liability company, unincorporated association, joint stock corporation and/or joint venture; the word “Loan Documents” shall mean the Note, this Mortgage, and all other documents executed and/or delivered by Mortgagor, any Obligor or any other person to Mortgagee having reference to or arising in connection with the Note or this Mortgage; and pronouns of any gender shall include the other gender, and either the singular or plural shall include the other. If Mortgagor consists of more than one person, the obligations and liabilities of each such person hereunder shall be joint and several. “Will” and “shall” are used interchangeably in this Mortgage; both denote an obligation.

3.       Mortgagor covenants and warrants that Mortgagor is seized of an indefeasible estate in fee simple in the Mortgaged Property, has good and absolute title to all existing personal property hereby mortgaged or made subject to the security interest hereby created and has good right, full power and lawful authority to convey, mortgage and encumber the same as provided herein: that the Mortgaged Property is and shall be kept free and clear of all liens, security interests, charges and encumbrances whatsoever, except for the lien for property taxes not yet due and payable and those encumbrances, if any, described in a schedule of exceptions to coverage in any title policy insuring Mortgagee’s interest in the Mortgaged Property. Mortgagor fully warrants the title to the Mortgaged Property and every part thereof, and will forever defend the same against the claims of all persons whomsoever.

4.       Mortgagor shall perform, observe and comply with all provisions hereof, of the Note and of all Loan Documents, and will promptly pay to Mortgagee the principal with interest thereon and all other sums required to be paid by Mortgagor under the Note and pursuant to the provisions of this Mortgage and of all Loan Documents when payment shall become due, all without deduction or credit for taxes or other similar charges paid or payable by Mortgagor.

5.       Mortgagor shall pay promptly, when and as due, and shall promptly deliver to Mortgagee within fifteen (15) days of when due, receipts for the payment of, all taxes including but not limited to assessments, rates, dues, charges, fees, levies, fines, impositions, liens for unpaid withholding taxes, liabilities, obligations and encumbrances of every kind whatsoever now or hereafter imposed, levied or assessed upon or against the Mortgaged Property or any part thereof, or upon or against this Mortgage or the indebtedness or other sums secured hereby, or upon or against the interest of Mortgagee in the Mortgaged Property, as well as all income taxes, assessments and other governmental charges levied and imposed by the United States of America or any state, county, municipality, or other taxing authority upon or against Mortgagor or in respect of the Mortgaged Property or any part thereof, and any charge which, if unpaid, would become a lien or charge upon the Mortgaged Property prior to or equal to the lien of this Mortgage before they become delinquent and before any interest attaches or any penalty is incurred. Mortgagor shall pay all property taxes on or before November 30 of each year for the property taxes that come due during that year (so that Mortgagor shall be entitled to the maximum discount available).

6.       For purposes of this Mortgage, the following terms have the following meanings:

“Full Replacement Cost” means (1) with respect to the Improvements, the cost of replacing the Improvements without regard to deduction for depreciation, and (2) with respect to Personal Property the cost of replacing such Personal Property.

“Rental Income” means the sum of (1) the total of the then ascertainable Rents payable under the Leases, and (2) the total ascertainable amount of all other amounts to be received by Borrower from third parties which are the legal obligations of Tenants.

Borrower represents and warrants that Borrower has not received notice from any insurance company or bonding company of any defects or inadequacies in any or all of the Property which could (1) adversely affect the insurability of any or all of the Property, (2) cause the imposition of increased premiums or charges or (3) cause the termination of any insurance policy or bond.

Borrower will maintain at all times the following types of insurance upon or related to the Property (collectively, “Insurance Policies”):

(1) Casualty Insurance. “All risk” coverage insurance against loss or da mage to the Property from all risk perils, including acts of terrorism (foreign or domestic), fire, lightning, wind, hail , flood, earthquake, subsidence, vandalism, riot or civil commotion, malicious mischief burglary and theft. The amount of such insurance shall not be less than one hundred percent (100%) of the Full Replacement Cost of the Improvements, Fixtures, and Personal Property owned by Borrower from time to time. The determination of the amount of the Full Replacement Cost shall be adjusted annually to comply with the requirements of the insurer providing such coverage or, at Lender’s election, by reference to such indexes, appraisals or information as Lender determines in its discretion. Absent such annual adjustment, each policy shall contain inflation guard coverage insuring that the policy limit will be increased over time to reflect the effect of inflation. Each policy or policies shall contain a replacement cost endorsement and either an agreed amount endorsement (to avoid the operation of any co-insurance provisions) or a waiver of any co-insurance provisions. Co-insurance is not permitted and, in all events, the amount of such insurance shall be sufficient to prevent Lender from becoming a co-insurer within the terms of the applicable policies and under applicable Law. The maximum deductible under such insurance will not exceed the Casualty Insurance Deductible.

(2) Comprehensive General Liability Insurance. Commercial general liability insurance for personal injury, bodily injury, death and property damage liability in amounts not less than $1,000,000 per occurrence, $2,000,000 aggregate (exclusive of umbrella coverage). Lender may require Borrower to increase the amount of such liability insurance maintained by Borrower should Lender deem an increase to be reasonably prudent under then existing circumstances. Such policy must include coverage for premises and operations, products and completed operations, independent contractors, blanket contractual liability, hired, owned and non-owned automobile liability, and innkeeper’s legal liability. No deductible is permitted under such liability insurance.

(3) Flood Insurance. If the Land or any part thereof is identified by the Secretary of Housing and Urban Development and/or the Federal Emergency Management Agency as being situated in an area now or subsequently designated as having special flood hazards (including those areas designated as Zone A or Zone V), flood insurance in an amount equal to the lesser of (1) one hundred percent (100%) of the Full Replacement Cost of the Improvements, or (2) the maximum amount of available flood insurance. The maximum deductible under such insurance will not exceed $20,000.00.

(4) Builder’s All-Risk Completed Value Insurance. During the period of any construction on the Property or renovation or alteration of the improvements, Builder’s All-Risk insurance in an amount approved by Lender and with an agreed amount endorsement waiving co-insurance provisions.

All insurance required by this Mortgage shall be underwritten by companies approved by Lender and each policy shall (1) in the case of a liability policy, name Lender as additional insured, and (2) name Lender as mortgagee and loss payee.

Borrower shall deliver to Lender an original of each insurance policy required to be maintained, or a certificate of such insurance reasonably acceptable to Lender, together with a copy of the declaration page for each such policy. Not later than fifteen (15) days prior to the expiration of each policy of Required Insurance, Borrower shall deliver a renewed policy or policies, or certificates of insurance, or duplicate original or originals thereof and, if requested by Lender, accompanied by evidence of payment satisfactory to Lender with standard non-contributory mortgage clauses in favor of and acceptable to Lender. Upon request of Lender, Borrower shall use its best efforts to cause its insurance underwriter or broker to certify to Lender in writing that all the requirements of this Mortgage governing insurance have been satisfied.

Without limiting the foregoing, within sixty (60) days after the close of each fiscal year of Borrower, Borrower shall furnish to Lender a statement in form and substance satisfactory to Lender setting forth the amounts of Required Insurance, the risks covered by such insurance and of the insurance company or companies providing such insurance, which statement shall be accompanied by copies of all certificates of insurance evidencing the required coverages and endorsements.

Each Required Insurance policy shall (1) in the case of a liability policy, name Lender and its successors and assigns as additional insured , (2) in the case of a casualty policy, name Lender and its successors and assigns as mortgagee and loss payee, (3) be for a term of not less than one (I) year, (4) include a standard mortgagee clause providing that the interest of Lender shall be insured regardless of any breach or violation by Borrower or any Tenant of any warranties, declarations or conditions in such policy, (5) if any such Required Insurance policy is subject to cancellation, termination or being endorsed to effect a change in coverage for any reason whatsoever, the insurer under such policy shall promptly notify Lender in writing and such cancellation, termination or change shall not be effective as to Lender until thirty (30) days after receipt by Lender of such notice (unless such cancellation is for non-payment, in which case such insurer shall be obligated to provide Lender with not less than ten (I 0) days written notice), (6) shall include an effective waiver of all subrogation rights against any loss payee, additional insured or named insured, (7) in the case of property damage insurance policies such policies automatically reinstate after a Casualty, (8) provide that no loss payee or additional insured is responsible for any insurance premiums on or assessments pursuant to any such policy, (9) permit Lender to pay the premiums and continue such policy upon failure of Borrower to pay such premium, and (I 0) to the extent available at commercially reasonable rates, a waiver of subrogation endorsement as to Lender. Lender may, but shall not be obligated to, make premium payments to prevent such cancellation. In addition, each Required Insurance policy shall be subject to the approval of Lender as to insurance company, amounts, content, form of policy, method by which premiums are paid and expiration date.

Borrower shall (1) pay when due all insurance premiums for all Required Insurance, (2) comply with and conform to (a) all provisions of each such Required Insurance policy, and (b) all requirements of the insurers applicable to Borrower or to the Property or to the use, manner of use, occupancy, possession, operation, maintenance, alterations or repair of any of the Property, (3) not use or permit the use of the Property in any manner which permits any insurer to cancel or void any Required Insurance policy.

Borrower shall give Lender prompt notice of, and copies of documents delivered or received by Borrower in connection with, each of the following: (l) any claims made against Borrower for any personal injury, bodily injury or property damage incurred on or about the Property, (2) any Casualty, and (3) any cancellation or non-renewal of any Required Insurance policy.

Not less than fifteen (15) days prior to the expiration, termination or cancellation of any insurance policy required to be maintained under this Agreement, Borrower shall renew such policy or obtain a replacement policy or policies (or a binding commitment for such replacement policy or policies), which shall be effective not later than the date of the expiration, termination or cancellation of the previous policy, and shall deliver to Lender a certificate in respect of such policy or policies or a copy of the binding commitment for such policy or policies and confirming that such policy complies with all requirements of this Mortgage.

If at any time Lender is not in receipt of written evidence that all Required Insurance is in full force and effect, Lender has the right but not the obligation, without notice to Borrower, to obtain such insurance coverage as Lender in its sole discretion deems appropriate. Borrower agrees that all premiums incurred by Lender in connection with obtaining and maintaining such insurance shall be paid by Borrower to Lender upon demand and until paid shall bear interest at the Default Rate. At Lender’s option, said premiums may be paid by Lender from the Escrow Fund.

7.       At the option of Mortgagee, Mortgagor shall deposit with Mortgagee monthly at the time that payment is due under the Note, in addition to making any required payments of principal and interest, until the Note is fully paid, an amount equal to one-twelfth (1/12th) of the yearly real property taxes, assessments and other similar charges against the Mortgaged Property or any part thereof as estimated by Mortgagee to be sufficient to enable Mortgagee to pay the same at least thirty (30) days before they become delinquent. Such deposits shall not be, nor be deemed to be, trust funds, but may be commingled with the general funds of Mortgagee, and no interest shall be payable in respect thereof. Upon demand by Mortgagee, Mortgagor shall deliver to Mortgagee such additional monies as are required to make up any deficiencies in the amounts necessary to enable Mortgagee to pay such taxes, assessments and similar charges. In the event of a default under any of the terms, covenants and conditions in the Note, this Mortgage or any other Loan Document to be kept, performed or observed by Mortgagor, Mortgagee may apply to the reduction of the sums secured hereby, in such manner as Mortgagee shall determine, any amount under this Paragraph 6 remaining to Mortgagor’s credit. The amount of existing credit hereunder at the time of any transfer of the title to the Mortgaged Property, shall, without any specific assignment thereof, inure to the benefit of the successor owner of the Mortgaged Property. Upon payment in full of the secured indebtedness, the amount of any unused credit shall be paid over to the owner of record as of the date of such full payment.

8.       Notwithstanding any taking by eminent domain, alteration of the grade of any street or other injury to or decrease in value of the Mortgaged Property by any public or quasi-public authority or corporation, Mortgagor shall continue to make the regular payments of principal and/or interest as required by the Note and any other evidence of indebtedness secured hereby until the loan secured hereby is paid in full. Such award or payment shall first be applied toward Mortgagee’s expenses and attorneys fees in obtaining the award, and then Mortgagee may, at the option of Mortgagee in Mortgagee’s sole discretion, either retain and apply the remaining amounts toward payment of any moneys secured by this Mortgage, or after the payment of Mortgagee’s expenses and attorneys fees in obtaining the award, pay over wholly or in part any remaining award to Mortgagor for the purpose of altering, restoring or rebuilding any part of the Mortgaged Property, which may have been altered, damaged or destroyed as a result of any such taking, alteration of grade, or other injury to the Mortgaged Property, or for any other purpose or object satisfactory to Mortgagee. Nothing herein contained shall waive the right of Mortgagee to demand payment in full of all obligations hereby secured pursuant to Paragraph 19 hereof upon the occurrence of such taking.

9.       Mortgagor shall preserve and maintain the Mortgaged Property in good condition and repair. Mortgagor shall not erect any building, structure or other improvement and shall not remove, demolish, materially alter or change the use of any building, structure or other improvement presently or hereafter on the Land without the prior written consent of Mortgagee, (such consent not to be unreasonably withheld, conditioned or delayed). Mortgagor shall not permit, commit or suffer any waste, impairment or deterioration of the Mortgaged Property or of any part thereof, and will not take any action which will increase the risk of fire or other hazard to the Mortgaged Property or to any part thereof. No material fixtures, personal property or other part of the Mortgaged Property shall be removed, demolished or altered, without the prior written consent of Mortgagee, other than items which may become worn out, undesirable or obsolete provided that they are replaced with similar items of at least equal value which shall, without further action, become subject to the lien of this Mortgage. Mortgagor will promptly repair, restore, replace or rebuild any part of the Mortgaged Property now or hereafter subject to the lien of this Mortgage which may be damaged or destroyed by any casualty whatsoever or which may be affected by any proceeding of the character referred to in Paragraph 7. Mortgagee may enter upon and inspect the Mortgaged Property at any reasonable time during the life of this Mortgage.

10. Mortgagor will promptly comply with all present and future laws, ordinances, rules and regulations of any governmental authority affecting the Mortgaged Property or any part thereof or its use and occupancy, including, without limitation, all applicable zoning requirements.

11.       Subject to the terms and conditions of this Mortgage, Mortgagor shall not sell, convey, mortgage, transfer, lease or further encumber any legal or equitable interest in all or any part of the Mortgaged Property, without the prior written consent of Mortgagee, which can be withheld by Mortgagee in its sole discretion, and any such sale, conveyance, mortgage, transfer, lease or encumbrances made without Mortgagee’s prior written consent shall, in addition to being an Event of Default, be voidable at Mortgagee’s option. For purposes of this Paragraph, sale or transfer of any direct or indirect interest of Mortgagor or a change in the beneficial ownership of Mortgagor, or a change in the management of Mortgagor, shall be considered a conveyance of the Mortgaged Property. If any person should obtain any interest in all or any part of the Mortgaged Property pursuant to the execution or enforcement of any lien, security interest or other right, whether superior, equal or subordinate to this Mortgage or the lien hereof, such event shall be deemed to be a transfer by Mortgagor.

Notwithstanding anything to the contrary contained herein, Mortgagor covenants and agrees at Mortgagor’s sole cost and expense not to: (a) engage in any line of business or other activity other than (1) acquiring, owning, developing, operating, leasing, managing and disposing (subject to the terms hereof) of the Mortgaged Property, (2) executing, delivering and performing the Loan Documents, and (3) any and all lawful activities incidental, necessary and appropriate thereto; (b) acquire or own any assets other than (1) the Mortgaged Property, and (2) such incidental personal property as may be necessary for the operation of the Mortgaged Property or the conduct of its business as contemplated herein; (c) merge into or consolidate with any person, or dissolve, terminate, liquidate in whole or in part, or change its legal structure; (d) transfer or otherwise dispose of all or substantially all of its assets, or engage in any transfer of assets outside the ordinary course of its business; (e) form, acquire, hold or own any subsidiary, or make any investment in any person; (f) commingle its assets with the assets of any other person; (g) incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than (1) the loan evidenced by the Note, and/or (2) trade and operational indebtedness incurred in the ordinary course of business with trade creditors, provided such indebtedness is (A) unsecured, (B) not evidenced by a note, (C) on commercially reasonable terms and conditions, and (D) due not more than sixty (60) days past the date incurred and paid on or prior to such date; (h) fail to maintain its records, books of account, bank accounts, financial statements, accounting records and other entity documents separate and apart from those of any other person or have its assets listed on the financial statement of any other entity; (i) enter into any contract or agreement with any affiliate except upon terms and conditions that are intrinsically fair, commercially reasonable and substantially similar to those that would be available on an arm’s-length basis with unaffiliated third parties; (j) maintain its assets in such a manner that it will be costly or difficult to segregate, ascertain or identify its individual assets from those of any other person; (k) assume or guaranty or otherwise become obligated for the debts of any other person, hold itself out to be responsible for the debts of any other person, or otherwise pledge its assets for the benefit of any other person (other than to Mortgagee to secure the loan evidenced by the Note) or hold out its credit as being available to satisfy the obligations of any other person; (l) make any loans or advances to any person; (m) fail either to hold itself out to the public as a legal entity separate and distinct from any other person (including identifying itself as a division or part of any other person), or to conduct its business solely in its own name (including the failure to use separate stationery, invoices and checks bearing its own name) or fail to correct any known misunderstanding regarding its separate identity; (n) fail to maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations (including the failure to remain solvent or pay its own expenses and liabilities (including salaries of its own employees) only from its own funds); (o) without the unanimous written consent of all of its partners/managers/members/shareholders: (1) file or consent to the filing of any petition, either voluntary or involuntary, to take advantage of any creditors rights laws, (2) seek or consent to the appointment of a receiver, liquidator or any similar official, (3) take any action that might cause such entity to become insolvent, (4) make an assignment for the benefit of creditors, (5) otherwise seek relief under any laws relating to the relief from debts of the protection of debtors generally, or (6) take any action in furtherance of any of the foregoing; or (p) fail to fairly and reasonably allocate expenses that are shared with an affiliate (including for shared office space and for services performed by an employee of an affiliate) among the persons sharing such expenses.

12. Mortgagor shall notify Mortgagee in writing promptly of the occurrence of any of the following: (a) fire or other casualty (including flooding) causing damage to the Mortgaged Property; (b) receipt of notice from any governmental authority relating to the structure, use or occupancy of the Mortgaged Property; (c) receipt of any notice of alleged default from the holder of any lien or security interest in the Mortgaged Property; or (d) commencement of any litigation affecting the Mortgaged Property.

13.       Mortgagor shall pay or reimburse Mortgagee for all costs, charges and expenses, including reasonable attorney’s fees and disbursements and costs, incurred or paid by Mortgagee in any threatened, pending or completed action, proceeding or dispute in which Mortgagee is or might be made a party or appears as a party plaintiff or party defendant and which affects or might affect the Note, this Mortgage or any other instrument securing the Note, or the Mortgaged Property or any part thereof, or the interests of Mortgagor or Mortgagee therein, including, but not limited to, the foreclosure of this Mortgage, condemnation involving all or part of the Mortgaged Property or any action to protect the security hereof, including all appellate proceedings in connection with or arising out of any of the foregoing. All costs, charges and expenses so incurred or paid by Mortgagee shall become due and payable immediately, whether or not there be notice, demand, attempt to collect or suit pending. The amounts so incurred or paid by Mortgagee, together with interest thereon at the Default Rate from the date incurred until paid by Mortgagor, shall be added to the indebtedness and secured by the lien of this Mortgage.

14.       If Mortgagor defaults in the payment of any tax, assessment, encumbrance or other imposition, in its obligation to furnish insurance hereunder or in the performance or observance of any other covenant, condition or term in this Mortgage or in any Loan Document, Mortgagee may at its option perform or observe the same, and all payments made (whether such payments are regular or accelerated payments) and costs and expense incurred or paid by Mortgagee in connection therewith shall become due and payable immediately, whether or not there be notice or demand. The amounts so incurred or paid by Mortgagee, together with interest thereon at the Default Rate from the date incurred until paid by Mortgagor, shall be added to the indebtedness and secured by the lien of this Mortgage. Nothing contained herein shall be construed as requiring Mortgagee to advance or expend monies for any purposes mentioned in this Paragraph, or for any other purpose. Mortgagee is hereby empowered to enter and to authorize others to enter upon the Mortgaged Property or any part thereof for the purpose of performing or observing any such defaulted covenant, condition or terms, without thereby becoming liable to Mortgagor or any person in possession holding under Mortgagor.

15.       Mortgagor shall keep and maintain at all times complete, true and accurate books of account and records reflecting the results of the operation of the Mortgaged Property. Mortgagor shall furnish to Mortgagee such financial statements and other financial information as reasonably required by Mortgagee.

16.       As additional security for the obligations of Mortgagor under the Note, Mortgagor hereby transfers and assigns to Mortgagee all of Mortgagor’s right, title and interest, but not its liability, in, under, and to all construction, architectural and design contracts existing with respect to the Mortgaged Property, as well as any and all building permits, plats, site plans, surveys, architectural plans and specifications, shop drawings, governmental approvals, licenses, concurrency certificates, permits, agreements with any utility companies (together with any deposits, impact fees, reservation fees, allocation fees, prepaid fees and charges paid thereon), and all other consents, approvals and rights which it may now or hereafter own with respect to or in connection with the Mortgaged Property (collectively, the “Plans”), and agrees that all of the same are covered by the security agreement provisions of this Mortgage. Mortgagor agrees to deliver to Mortgagee from time to time upon Mortgagee’s request such consents to the foregoing assignment from parties contracting with Mortgagor as Mortgagee may require. Neither this assignment nor any action by Mortgagee shall constitute an assumption by Mortgagee of any obligation under any contract or with respect to the Plans, Mortgagor hereby agrees to perform all of its obligations under any contract, and Mortgagor shall continue to be liable for all obligations of Mortgagor with respect thereto. Mortgagee shall have the right at any time (but shall have no obligation) to take in its name or in the name of Mortgagor such action as Mortgagee may determine to be necessary to cure any default under any contract or with respect to the Plans or to protect the rights of Mortgagor or Mortgagee with respect thereto. Mortgagor irrevocably constitutes and appoints Mortgagee as Mortgagor’s attorney in fact, which power of attorney is coupled with an interest and irrevocable, to enforce in Mortgagor’s name or in Mortgagee’s name all rights of Mortgagor under any contract or with respect to the Plans. Mortgagee shall incur no liability if any action so taken by it or on its behalf shall prove to be inadequate or invalid. Mortgagor indemnifies and holds Mortgagee harmless against and from any loss, cost, liability or expense (including, but not limited to, consultants’ fees and expenses and attorneys’ fees and expenses) incurred in connection with Mortgagor’s failure to perform such contracts or any action taken by Mortgagee. Mortgagee may use the Plans for any purpose relating to the Mortgaged Property. Mortgagor represents and warrants to Mortgagee that the copy of any contract furnished or to be furnished to Mortgagee is and shall be a true and complete copy thereof, that the copies of the Plans delivered to Mortgagee are and shall be true and complete copies of the Plans, that there have been no modifications thereof which are not fully set forth in the copies delivered, and that Mortgagor’s interest therein is not subject to any claim, setoff, or encumbrance.

17.       In addition to the lien on and security interest in the Realty and Improvements created hereby, this Mortgage shall, to the extent applicable, constitute a security agreement with respect to all personal property secured hereby; and Mortgagor hereby agrees to execute and deliver on demand and hereby irrevocably authorizes and appoints Mortgagee the attorney-in-fact of Mortgagor, jointly or severally, to execute in the name of Mortgagor, deliver and, if appropriate, to file with the appropriate filing officer or office such security agreements, financing statements, amendments to financing statements and comparable instruments as Mortgagee may require in order to impose, perfect or more effectively evidence the lien or security interest hereby created. In addition to any other rights and remedies provided herein or by law, Mortgagee shall be entitled to pursue any and all remedies of a secured party under the Uniform Commercial Code and other applicable statutes of the place or places where the Mortgaged Property is located, it being hereby agreed that ten (10) days’ notice as to the time and place of any sale shall be reasonable. No inference shall be drawn from the inclusion of any of the Mortgaged property in a Financing Statement filed with the New Jersey Secretary of State or Treasury that such property is considered by Mortgagee to be personalty as opposed to realty, Mortgagor agrees that in the event of uncertainty as to whether any portion of the Mortgaged Property is personalty or Realty, the presumption shall be that such item is Realty.

18.       At any time and from time to time, upon Mortgagee’s request, Mortgagor shall make, execute and deliver or cause to be made, executed and delivered to Mortgagee and, where appropriate, shall cause to be recorded or filed and from time to time thereafter to be re-recorded or refiled at such time and in such offices and places as shall be deemed desirable by Mortgagee, any and all such further mortgages, instruments or further assurance, certificates and other documents as Mortgagee may consider necessary or desirable in order to effectuate, complete, enlarge or perfect, or to continue and preserve the obligations of Mortgagor under the Note and this Mortgage, and the lien of this Mortgage as a first and prior lien upon all of the Mortgaged Property, whether now owned or hereafter acquired by Mortgagor. Upon any failure by Mortgagor to do so, Mortgagee may make, execute, record, file, re-record or refile any and all such mortgages, instruments, certificates and documents for and in the name of Mortgagor, and Mortgagor hereby irrevocably appoints Mortgagee the agent and attorney-in-fact of Mortgagor to do so.

19.       Intentionally Omitted.

20.       Mortgagee shall have the unconditional right, at its option, to require payment in full of all indebtedness secured hereby and to declare all such indebtedness immediately due and payable: (a) after default in the payment when due of any installment of principal and/or of interest under the Note beyond any applicable grace or cure period thereunder; or (b) after default in the payment of any tax, water rate or assessment for ten (10) days after the same becomes due; or (c) after default for ten (10) days after notice and demand either in assigning and delivering the Insurance Policies hereinbefore described or referred to or in reimbursing Mortgagee for premiums paid to obtain such insurance as herein provided; or (d) after default for ten (10) days after request in furnishing a statement of the amount due on the Mortgage and whether any offsets or defenses exist to the payment of all indebtedness secured hereby; or (e) after default for ten (10) days after notice and demand in the payment of any installment of any assessment for local improvements which may now or hereafter affect the Mortgaged Property and may be or become payable in installments; or (f) after default for ten (10) days after notice and demand in the repayment of any sum advanced by Mortgagee to protect the security hereof; or (g) upon the actual or threatened waste, removal or demolition of, or material alteration to or enlargement of, any building or other Improvement on the Mortgaged Property or upon the commencement of unpermitted construction of any new buildings(s) on any part of the Mortgaged Property; or (h) upon default in keeping in force the insurance required by Paragraph 5 above; or (i) upon the entry by any court of last resort of a decision that an undertaking by Mortgagor as herein provided to pay taxes, assessments, levies, liabilities, obligations and encumbrances is legally inoperative or cannot be enforced; or (j) after default for ten (10) days after notice and demand in the removal of any Federal tax lien on any of the Mortgaged Property; or (k) after default for ten (10) days after notice and demand in the observance or performance of any other covenant(s) or agreement(s) of Mortgagor hereunder, unless such default is not curable in which event there shall be no grace period, or after default of Mortgagor or any Obligor under any of the Loan Documents beyond any applicable grace or cure period thereunder; or (l) upon the election by Mortgagee to accelerate the maturity of said principal sum pursuant to the provisions of any other instrument which may be held by Mortgagee as additional security for the Note; or (m) upon the dissolution of Mortgagor; or (n) after failure to comply within ten (10) days with a requirement or order or notice of violation of a law or ordinance issued by any political subdivision or governmental department claiming jurisdiction over any of the Mortgaged Property or any operation conducted on any of the Mortgaged Property, or in the case of noncompliance which cannot be cured or complied with within said period, then upon the failure of Mortgagor to commence to comply with said orders or notices within said period or thereafter diligently pursue such cure to completion; or (o) immediately upon the filing in any court of competent jurisdiction by the United States of America, or any instrumentality thereof, of any lis pendens against any of the Mortgaged Property or any notice of intention to acquire under the power of eminent domain any of the Mortgaged Property, or any part thereof, or upon notice from the State of New Jersey, or any political subdivision of the State of New Jersey, or any redevelopment agency of a notice of taking of the Mortgaged Property or any part thereof; or (p) upon the issuance of any order by the State of New Jersey, or any political subdivision, any administrative board or, thereof or any department thereof, declaring unlawful or suspending the current operation of any part of the Mortgaged Property; or (q) upon the filing by or against Mortgagor or any Obligor of any petition or application for relief, extension, moratorium or reorganization under any bankruptcy, insolvency or debtor’s relief law or law whereunder Mortgagor or any Obligor is making an assignment for the benefit of creditors, or entering into any arrangement with creditors or becomes a party to any receivership proceeding, which is not dismissed within sixty (60) days of filing in the case of matters filed against Mortgagor or any Obligor; or (r) if Mortgagor shall grant any lien or mortgage on the Mortgaged Property or any part thereof junior to this Mortgage; or (s) except as permitted in this Mortgage, upon the transfer, lease, sale, pledge, hypothecation, or further encumbrance of the Mortgaged Property or any portion thereof or of the rents and profits therefrom; or (t) upon the commencement of any suit against any part of the Mortgaged Property upon any other claim or lien (whether superior or inferior to the lien of this Mortgage) which is not dismissed within ten (10) days of filing; or (u) if there be any mortgage superior to this Mortgage, then upon the failure to pay when due any sums secured by or owing under said superior mortgage or the failure to abide by any other terms or provisions of said superior mortgage, or the modification of, or acceptance of any future or additional advance under, any such superior mortgage; or (v) upon determination by Mortgagee that any representation, warranty, or covenant made by Mortgagor or any Obligor or any other person in this Mortgage or in any other instrument or document executed in connection with this Mortgage, or in any certificate, agreement, affidavit or statement contemplated by, or made or delivered pursuant to, or in connection with, any such documents, is untrue or materially misleading; or (w) if Mortgagor, shall fail to pay when due any indebtedness for borrowed money owed by Mortgagor, or any interest or premium thereon, whether such indebtedness shall become due by scheduled maturity, required payment, acceleration, demand or otherwise; or (x) if Mortgagor or any Obligor shall fail to abide by any term, covenant, or agreement under any agreement or instrument evidencing, securing or relating to any indebtedness for borrowed money owing by Mortgagor or such Obligor, if the effect of such failure is to accelerate, or permit the holder or holders to accelerate, the maturity of such indebtedness, whether or not such failure be waived by the holder or holders of such indebtedness; or (y) a material adverse change occurs in Mortgagor or any Obligor’s financial condition. The occurrence of any of the foregoing events is hereinafter referred to as an “Event of Default”. No consent or waiver express or implied by Mortgagee to or of any default by Mortgagor hereunder shall be construed as a consent or waiver to or of any further default of the same or any other term, covenant, condition or provision hereof, or of or under any of the obligations secured hereby; and no consent or waiver shall be deemed or construed to exist by reason of any curative action initiated by Mortgagor or any other course of conduct or in any other manner whatsoever except by a writing duly executed by Mortgagee and then only to the single occasion to which such writing is addressed. In order to accelerate the maturity of the indebtedness secured hereby because of the failure to pay any tax, assessment, premium, charge, liability, obligation or encumbrance upon the Mortgaged Property as herein provided, it shall not be necessary or required that Mortgagee first pay the same.

21.       Upon the occurrence of an Event of Default, Mortgagee may, in its sole and absolute discretion, either with or without entry or taking possession as hereinabove provided or otherwise, proceed by suit or suits at law or in equity or by any other appropriate proceeding or remedy: (a) to enforce payment of the Note or the performance of any term hereof or any other right; (b) to foreclose this Mortgage and to sell, as an entirety or in separate parcels, the Mortgaged Property, under the judgment or decree of a court or courts of competent jurisdiction; and (c) to pursue any other remedy available to it under law or in the other Loan Documents. Mortgagee shall take action either by such proceedings or by the exercise of its powers with respect to entry or taking possession, or both, as Mortgagee may determine. If any of the proceeds of the loan evidenced by the Note have not been disbursed, upon the occurrence of an Event of Default, Mortgagee shall have the absolute right to refuse to disburse any such proceeds.

22.       If an Event of Default shall have occurred, Mortgagee, to the extent permitted by law and without regard to the value or occupancy of the security, shall be entitled as a matter of right if it so elects in its sole and absolute discretion to the appointment of a receiver to enter upon and take possession of the Mortgaged Property and to collect all rents, revenues, issues, income, products and profits thereof and apply the same as the court may direct. The receiver shall have all rights and powers permitted under the laws of the state where the Land is located and such other powers as the court making such appointment shall confer, including the right to sell the Mortgaged Property. The expenses, including receiver’s fees, attorneys’ fees, costs and agent’s compensation incurred pursuant to the powers herein contained shall be secured by this Mortgage. The right to enter and take possession of and to manage and operate the Mortgaged Property, and to collect the rents, issues and profits thereof, whether by a receiver or otherwise, shall be cumulative to any other right or remedy hereunder or afforded by law, and may be exercised concurrently therewith or independently thereof. Mortgagee shall be liable to account only for such rents, issues and profits actually received by Mortgagee whether received pursuant to this Paragraph or any other provision hereof. Notwithstanding the appointment of any receiver or other custodian, Mortgagee shall be entitled as pledgee to the possession and control of any cash deposits or instruments at the time held by, or payable or deliverable under the terms of this Mortgage to Mortgagee.

23.       Mortgagee shall have the power and authority to institute and maintain any suits and proceedings as Mortgagee may deem advisable (a) to prevent any impairment of the Mortgaged Property by any acts which may be unlawful or to prevent any violation of this Mortgage; (b) to preserve or protect its interest in the Mortgaged Property; and (c) to restrain the enforcement of or compliance with any legislation or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid, if the enforcement of or compliance with such enactment, rule or order might impair the security hereunder or be prejudicial to Mortgagee’s interest.

24.       No delay or omission of Mortgagee or of any holder of the Note to exercise any right, power or remedy accruing upon any Event of Default shall exhaust or impair any such right, power or remedy or shall be construed to waive any such Event of Default or to constitute acquiescence therein. Every right, power and remedy given to Mortgagee may be exercised from time to time as often as may be deemed expedient by Mortgagee.

25.       If Mortgagee: (a) grants forbearance or an extension of time for the payment of any sums secured hereby; (b) takes other or additional security for the payment thereof; (c) waives or does not exercise any right granted in the Note, this Mortgage or any other Loan Document; (d) releases any part of the Mortgaged Property from the lien of this Mortgage or any other instrument securing the Note; (e) consents to the filing of any map, plat or replat of the Land; or (f) consents to the granting of any easement on the Land, no such act or omission shall release, discharge, modify, change or affect the original liability under the Note, this Mortgage or otherwise of Mortgagor, or any subsequent purchaser of the Mortgaged Property or any part thereof or any mortgagor, co-signer, endorser, or surety. No such act or omission shall preclude Mortgagee from exercising any right, power or privilege herein granted or intended to be granted in case of any Event of Default then existing or of any subsequent Event of Default nor, except as otherwise expressly provided in an instrument or instruments executed by Mortgagee shall the lien of this Mortgage be altered thereby. In the event of the sale or transfer by operation of law or otherwise of all or any part of the Mortgaged Property, Mortgagee, without notice to any person, firm or corporation, is hereby authorized and empowered to deal with any such vendee or transferee with reference to the Mortgaged Property or the indebtedness secured hereby, or with reference to any of the terms or conditions hereof, as fully and to the same extent as it might deal with the original parties hereto and without in any way releasing or discharging any of the liabilities or undertakings hereunder.

26.       If Mortgagee shall have proceeded to enforce any right or remedy under this Mortgage by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reasons, or shall have been determined adversely to Mortgagee, then, at the option of Mortgagee, Mortgagor and Mortgagee shall be restored to their former positions and rights hereunder, and all rights, powers and remedies of Mortgagee shall continue as if no such proceeding had occurred or had been taken.

27.       No right, power or remedy conferred upon or reserved to Mortgagee by the Note, this Mortgage or any other Loan Document is exclusive of any other right, power or remedy, but each and every such right, power and remedy shall be cumulative and concurrent and shall be in addition to any other right, power and remedy given hereunder or under the Note or any other Loan Document, or now or hereafter existing at law, in equity or by statute.

28.       This Mortgage is also given to secure advances, whether such advances are obligatory or are to be made at the option of Mortgagee, or otherwise, made to Mortgagor, as are made within twenty (20) years from the date hereof, to the same extent as if such future advances were made on the date of the execution of this Mortgage. The total amount of indebtedness that may be so secured may decrease or increase from time to time, but the total unpaid balance so secured at one time shall not exceed FourMillion Dollars ($4,000,000), plus interest thereon, and any disbursements made for the payment of taxes, levies or insurance on the Mortgaged Property, with interest on such disbursements at the Default Rate. Advances may be made pursuant to this provision to an Obligor without the consent of Mortgagor being obtained prior thereto. Mortgagor hereby agrees that the Mortgaged Property shall secure any and all such advances.

29.       If as part of the inducement to Mortgagee to make the loan evidenced by the Note, Mortgagor has caused certain other persons, firms or corporations to enter into certain guaranty agreements with Mortgagee guaranteeing the obligations of Mortgagor, Mortgagor covenants and agrees that such persons, firms or corporations shall fully perform, comply with and abide by such agreements. It is further understood and agreed by Mortgagor that such representations and agreements by such other persons, firms and corporations shall constitute for the purpose of its obligations hereunder, covenants on behalf of Mortgagor.

30.       In the event of a conflict between the terms hereof and the Note or any other Loan Document, the terms of the document which shall either enlarge the interest of Mortgagee in the Mortgaged Property, grant to Mortgagee greater financial security in the Mortgaged Property and/or assure payment of the Note and all sums secured hereby in full shall control.

31.       Whenever one of the parties hereto is named or referred to herein, the heirs, successors and assigns of such party shall be included and all covenants and agreements contained in this Mortgage, by or on behalf of Mortgagor or Mortgagee, shall bind and inure to the benefit of their respective heirs, successors and assigns, whether so expressed or not.

32.       All notices, demands, requests and other communications made hereunder shall be in writing and shall be properly given and deemed delivered on the date of delivery if sent by personal delivery or nationally recognized overnight courier and on the third business day following mailing if sent by certified or registered mail, postage prepaid, return receipt requested, to the address of such party on the first page of this Mortgage. Either party may change the address to which any such notice, report, demand or other instrument is to be delivered or mailed by furnishing written notice in accordance herewith of such change to the other party, but no such notice of change shall be effective unless and until received by such other party.

33.       In the event that any of the covenants, agreements, terms or provisions contained in the Note, this Mortgage or any other Loan Document shall be invalid, illegal or unenforceable in any respect, the validity of the remaining covenants, agreements, terms or provisions contained herein and in the Note and any other Loan Document shall be in no way affected, prejudiced or disturbed thereby.

34.       Neither this Mortgage nor any term hereof may be changed, waived, discharged or terminated orally, or by any action or inaction, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Any agreement hereafter made by Mortgagor and Mortgagee relating to this Mortgage shall be superior to the rights of the holder of any intervening lien or encumbrance.

35.       “Default Rate” shall have the meaning defined in the Note.

36.       In addition to the obligations described above (as evidenced by the Note or otherwise), this Mortgage is given to secure any and all obligations from Mortgagor to Mortgagee arising by virtue of any security agreement, promissory note, guaranty or other agreement between Mortgagor and Mortgagee and for all obligations of Mortgagor to Mortgagee, contingent or absolute, direct or indirect, regardless of however or whenever created.

37.       Mortgagee is hereby subrogated to the lien and to the rights of the owner and holder thereof of each and every mortgage, lien or other encumbrance on the Mortgaged Property, or any portion thereof, which is paid or satisfied, in whole or in part, out of the proceeds of the loan secured hereby, and the respective liens of said mortgage, liens or other encumbrances shall be preserved and shall pass to and be held by Mortgagee as security for the indebtedness secured hereby to the same extent as if they had been duly assigned by separate instrument of assignment and notwithstanding the fact that the same shall be canceled and satisfied of record.

38.       That acceptance by Mortgagee of any payment which is less than full payment of all amounts due and payable at the time of such payment, even if made by one other than the Obligor, shall not constitute a waiver of Mortgagee’s right to exercise its option to declare the whole of the principal sum then remaining unpaid, together with all accrued interest thereon, immediately due and payable without notice or to exercise any other rights of Mortgagee except and as to the extent otherwise provided by law or this Mortgage.

39.       Mortgagor consents to any and all renewals and extensions in the time of payment of the secured indebtedness, and agrees further that, at any time and from time to time without notice to any person, the terms of payment provided for in the Note may be modified or the security described in this Mortgage (or any other collateral which may be held by Mortgagee) may be released (in whole or in part) or increased, changed or exchanged by agreement between Mortgagee and any owner of the Mortgaged Property affected by this Mortgage without in anyway affecting the liability of any party to the Note, or any person liable or to become liable with respect to the secured indebtedness. Mortgagor agrees that no sale of the Mortgaged Property, no forbearance on the part of Mortgagee and no extensions, whether oral or in writing, of the time for the payment of the whole or any part of the obligations hereby secured (or secured by any other collateral which may be held by Mortgagee), or any other indulgence given by Mortgagee, whether with or without consideration, shall operate to relieve or, in any manner, affect the original liability of Mortgagor or the priority of this Mortgage or to limit, prejudice or impair any right of Mortgagee, notice of any such extension, indulgence and forbearance being hereby waived by Mortgagor (and by any endorsers, or other persons liable or who may become liable for payment of all or any portion of the indebtedness secured hereby) and all those claiming by, through and under Mortgagor. It is expressly agreed that any release or releases may be made by Mortgagee without the consent or approval of any other person or persons whomsoever.

40.       If Mortgagor shall, with the duly issued prior written consent of Mortgagee, grant any lien or mortgage on the Mortgaged Property junior to this Mortgage, such junior lien or mortgage shall be subject to, in addition to all tenancies now or hereafter affecting the Mortgaged Property, all such renewals and extensions, modifications, releases, increases, increases in interest rate, future advances, changes or exchanges to the Note and this Mortgage as Mortgagor and Mortgagee may agree upon or as may be provided herein, without joinder or consent of such junior lien or mortgage holder, and without any obligation on Mortgagee’s part to give notice of any kind thereto. Notwithstanding the foregoing, Mortgagor will not suffer or permit any act or omission whereby any of the Mortgaged Property shall become subject to any attachment, judgment, lien, charge or other encumbrances whatsoever or whereby any of the security represented by this Mortgage shall be impaired or threatened. Mortgagor will not directly or indirectly do anything or take any action which might prejudice any of the rights, titles or interests of Mortgagee in or to any of the Mortgaged Property and/or impose or create any direct or indirect obligation or liability on the part of Mortgagee with respect to any of the Mortgaged Property. If any such attachment, judgment, lien, charge or other encumbrance is filed against the Mortgaged Property, or any portion thereof. Mortgagor shall cause the same to be immediately discharged or otherwise bonded or transferred to other security.

41.       Mortgagee does not intend to violate any applicable usury laws. Accordingly, all agreements between Mortgagor and Mortgagee are expressly limited so that in no contingency or event whatsoever, whether by reason of advancement of the proceeds hereof, acceleration of maturity of the unpaid principal balance hereof, or otherwise, shall the amount paid or agreed to be paid to Mortgagee for the use, forbearance or detention of the money to be advanced hereunder (including all interest on the Note, the loan fees payable in connection herewith, and the aggregate of all other amounts taken, reserved or charged pursuant to the Note, this Mortgage, or any Loan Document, which, under applicable laws is or may be deemed to be interest) exceed the maximum rate allowed by applicable law. If, from any circumstances whatsoever, fulfillment of any obligation hereof or of the Note or any Loan Document, at the time performance of such obligation shall be due, shall cause the effective rate of interest upon the sums evidenced by the Note or hereby to exceed the maximum rate of interest allowed by applicable law then, the obligation to be fulfilled shall be reduced automatically to the extent necessary to prevent that effective rate of interest from exceeding the maximum rate allowable under applicable law and to the extent that Mortgagee shall receive any sum which would constitute excessive interest, such sum shall be applied to the reduction of the unpaid principal balance due hereunder and not to the payment of interest or, if such excessive interest exceeds the unpaid balance of principal the excess shall be refunded to Mortgagor. This provision shall control every other provision of all agreements between Mortgagor and Mortgagee. Nothing herein shall be deemed to limit any rights, powers or privileges which Mortgagee may have by reason of its being a national or state banking association pursuant to any law of the United States of America or the State of New Jersey, or any rule, regulation or order of any department or agency thereof and nothing herein shall be deemed to make unlawful any transaction or conduct by Mortgagee which is lawful pursuant to, or which is permitted by, any of the foregoing.

42. Mortgagor represents, warrants and covenants that Mortgagor has not used Hazardous Materials (as hereinafter defined), on, from, or affecting the Mortgaged Property in any manner which violates federal, state, or local laws, ordinances, rules regulations or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of Hazardous Materials, and to Mortgagee’s kn0wledge no prior owner of the Mortgaged Property or any tenant, subtenant prior tenant or prior subtenant has used Hazardous Materials on, from, or affecting the Mortgaged Property, in any manner which violates federal, state or local laws, ordinances, rules, regulations or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of Hazardous Materials. Mortgagor shall keep or cause the Mortgaged Property to be kept free of Hazardous Materials. Without limiting the foregoing, Mortgagor shall not cause or permit the Mortgaged Property to be used to generate, manufacture, refine, transport, treat, store, handle, dispose, transfer, produce or process Hazardous Materials, except in compliance with all applicable federal, state and local laws and regulations, nor shall Mortgagor cause or permit, as a result of any intentional or unintentional act or omission on the part of Mortgagor or any tenant or subtenant, a release of Hazardous Materials onto the Mortgaged Property or onto any other property. Mortgagor shall comply with and ensure compliance by all tenants and subtenants with all applicable federal, state and local laws, ordinances, rules and regulations, whenever and by whomever triggered, and shall obtain and comply with any and all approvals, registrations or permits required thereunder. Mortgagor shall (a) conduct and complete all investigations, studies, sampling, and testing and all remedial, removal, and other actions necessary to clean up and remove all Hazardous Materials, on, from, or affecting the Mortgaged Property (i) in accordance with all applicable federal, state, and local laws, ordinances, rules, regulations, and policies, (ii) to the satisfaction of Mortgagee, and (iii) in accordance with the orders and directions of all federal, state and local governmental authorities and (b) defend, indemnify, and hold harmless Mortgagee and its employees, agents, officers and directors, from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs, or expenses of whatever kind or nature, known or unknown, contingent or otherwise, arising out of, or in any way related to (i) the presence, disposal, release, or threatened release of any Hazardous Materials which are on, from, or affecting the soil, water, vegetation, buildings, personal property, persons, animals, or otherwise; (ii) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to such Hazardous Materials; (iii) any lawsuit brought or threatened, settlement reached, or government order relating to such Hazardous Materials; and/or (iv) any violation of laws, orders, regulations, requirements, or demands of governmental authorities, or any policies or requirements of Mortgagee, which are based upon or in any way related to such Hazardous Materials, including without limitation, attorneys and consultant fees, investigation and laboratory fees, court costs, and litigation expenses. In the event this Mortgage is foreclosed, or Mortgagor tenders a deed in lieu of foreclosure, Mortgagor shall deliver the Mortgaged Property to Mortgagee free of any and all Hazardous Materials so that the condition of the Mortgaged Property shall conform with all applicable federal, state and local laws, ordinances, rules or regulations affecting the Mortgaged Property. For purposes of this Paragraph, “Hazardous Materials” includes without limitation, any flammable explosives, radioactive materials, hazardous materials, hazardous wastes, hazardous or toxic substances or related materials defined in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Sections 9601, et seq.), the Hazardous Materials Transportation Act, as amended (42 U.S.C. Sections 1801, et seq.), the Resource Conservation and Recovery Act of 1976, as amended (42 U.S.C. Sections 2901, et seq.), and in the regulations adopted and publications promulgated pursuant thereto, or any other federal, state or local environmental laws, ordinances, rules, or regulations. The provisions of this Paragraph shall be in addition to any and all obligations and liabilities Mortgagor may have to Mortgagee at common law, and shall survive the transactions contemplated herein. Mortgagee in its sole discretion, in the event of any Event of Default under this Mortgage, may inspect the Mortgaged Property or retain others to inspect the Mortgaged Property and conduct whatever tests Mortgagee deems necessary to insure Mortgagor is in compliance with the warranties, covenants and representations contained in this Paragraph. In the event Mortgagee ascertains, with or without an inspection of the Mortgaged Property, that there are any violations of any warranties or covenants contained in this Paragraph or that any of Mortgagor’s representations contained herein are inaccurate, then Mortgagee may foreclose this Mortgage, although Mortgagee shall be under no obligation to do so, or Mortgagee may pursue any other remedies provided under the Loan Documents which Mortgagee is entitled to pursue as a result of a violation of the warranties and covenants of this Paragraph or as a result of any inaccurate or false representations contained in this Paragraph.

43.       Mortgagee shall have the right, at any time and from time to time, to order an appraisal of the Mortgaged Property at the expense of Mortgagor. Such an appraisal (the “Appraisal”) shall be rendered by an appraiser selected by Mortgagee and shall comply with the appraisal standards set forth in Section 34.44(a) of Subpart C of Part 34 of Title 12 of the Code of Federal Regulations. The Appraisal will be addressed to Mortgagee and will constitute Mortgagee’s property. If the Appraisal is approved by Mortgagee’s in-house review appraiser, Mortgagee will provide Mortgagor with a copy of such Appraisal upon written request by Mortgagor. Mortgagor hereby agrees to grant Mortgagee’s appraiser prompt access to the premises to be appraised and to cooperate with the appraiser in the preparation of the Appraisal.

44.       Mortgagor shall, within five (5) days after written demand by Mortgagee, execute in such form as shall be required by Mortgagee, an estoppel certificate duly acknowledged setting forth the amount of principal and interest unpaid hereunder and the general status of this Mortgage. Failure of Mortgagor to make and deliver the estoppel certificate within the required time shall constitute an Event of Default hereunder.

45.       Omitted

46.       Except for equipment leased by Mortgagor from unrelated third parties upon Mortgagee’s prior approval (not to be unreasonably withheld, conditioned or delayed), the lien of this Mortgage will automatically attach, without further act, to all after acquired property of any nature whatsoever attached to, located in, on, or used in the operation of the Mortgaged Property or any part thereof, owned by Mortgagor or in which Mortgagor has an interest, and Mortgagor covenants and warrants that it will have good and absolute title to all of the aforesaid after acquired property it acquires, free of any lien or encumbrance.

47.       The organizational documents of Mortgagor (including, without limitation, Operating Agreement, Partnership Agreement, Articles, Bylaws, and Shareholder’s Agreement, as applicable) shall not be changed, modified, canceled or altered in any manner without the prior written consent of Mortgagee (not to be unreasonably withheld, conditioned or delayed), and such organizational documents shall at all times be maintained in full force and effect and in good standing.

48.       Mortgagor and Mortgagee acknowledge and agree that in no event shall Mortgagee be deemed to be a partner or joint venturer with Mortgagor. Without limitation of the foregoing, Mortgagee shall not be deemed to be such a partner or joint venturer on account of its becoming a mortgagee in possession or exercising any rights pursuant to this Mortgage or pursuant to any other instrument or document evidencing or securing any of the indebtedness secured hereunder, or otherwise.

49.       Upon payment in full of all sums due under the Note and this Mortgage, Mortgagee shall, upon the request of, and at the cost of, Mortgagor, execute a proper satisfaction of this Mortgage; provided, however, Mortgagee may, in its sole and absolute discretion, regardless of consideration, cause the release of any part of the Mortgaged Property from the lien of this Mortgage without in any manner affecting or impairing the lien or priority of this Mortgage as to the remainder of that Mortgaged Property.

50.       Mortgagor represents and warrants that neither Mortgagor, nor any of its members or affiliates, is a prohibited person and Mortgagor and all of its members and affiliates are in full compliance with all applicable orders, rules, regulations and recommendations of The Office of Foreign Assets Control of the U.S. Department of the Treasury.

51.       If Mortgagor is more than one person, then all obligations of Mortgagor hereunder shall be joint and several.

52. MORTGAGEE (BY ITS ACCEPTANCE HEREOF) AND MORTGAGOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS MORTGAGE, AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR MORTGAGEE EXTENDING CREDIT TO MORTGAGOR.

[SIGNATURES APPEAR ON FOLLOWING PAGE]

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be executed under seal as of the date first written above.

MORTGAGOR:

Hemispherx Biopharma, Inc.

By:	/s/ Thomas Equels
Thomas Equels, Chief Executive Officer

STATE OF NEW JERSEY	)
)ss.:

COUNTY OF	)

BE IT REMEMBERED that on this 12th day of May, 2017 before me, the subscriber, personally appeared Thomas Equels, who, being by me duly sworn on his oath, deposed and made proof to my satisfaction that he is the Chief Executive Officer of Hemispherx Biopharma, Inc., named in the attached Mortgage and Security Agreement, and he acknowledged that he signed and delivered the Mortgage and Security Agreement as the duly authorized by the board of directors pursuant to its bylaws.

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EXHIBIT A

LEGAL DESCRIPTION